Related party transactions	12 Months Ended
Dec. 31, 2020
Related party transactions

Other than compensation to directors and stock options available to the directors and disposal of long-term investment to associate Blue Sky for a total consideration of approximately US$148,000 with nil gain or loss on disposal during the year ended December 31, 2020, there were no transactions with other related parties in the years 2020, 2019 and 2018.

ZHEJIANG TIANLAN
Related party transactions

There were sales of certain shareholding in a subsidiary to a shareholder of the Company with gross sale proceeds of RMB510,000 in 2019, purchase of a subsidiary from shareholders of the Company with total consideration of approximately RMB4,590,000 (2019: RMB Nil), engineering service income from an investment of approximately RMB5,779,000 (2019: RMB Nil) and remuneration to key management personnel of approximately RMB1,400,000 (2019: RMB 1,473,000).